Exhibit 99.2

Fourth Quarter and Full Year 2022 Financial Results FEBRUARY 16, 2023

Agenda ISM, indolent systemic mastocytosis ; SM, systemic mastocytosis ; AAAAI, American Academy of Allergy, Asthma, and Immunology Annual Conference. 2 Introduction and Notable 2022 Accomplishments Kate Haviland, Chief Executive Officer AYVAKIT Performance and ISM Launch Philina Lee, PhD, Chief Commercial Officer SM Leadership at AAAAI and Portfolio Milestones Christy Rossi, Chief Operating Officer 2022 Financial Performance and 2023 Guidance Mike Landsittel, Chief Financial Officer Joining Q&A Fouad Namouni, MD, President, Research & Development Becker Hewes, MD, Chief Medical Officer Not for promotional use

Forward-looking statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, including, without limitation, statements regarding plans, strategies, timelines and expectations for Blueprint Medicines' current or future approved drugs and drug candidates, including approvals and launches, the initiation of clinical trials or the results of ongoing and planned clinical trial; Blueprint Medicines' plans, strategies and timelines to nominate development candidates; timelines and expectations for interactions with the FDA and other regulatory authorities; statements regarding the plans and potential benefits of AYVAKIT in treating patients with indolent SM; statements regarding plans and expectations for Blueprint Medicines' current or future approved drugs and drug candidates; the potential benefits of any of Blueprint Medicines' current or future approved drugs or drug candidates in treating patients; and Blueprint Medicines' financial performance, strategy, goals and anticipated milestones, business plans and focus. The words "aim," "may," "will," "could," "would," "should," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "project," "potential," "continue," "target" and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Any forward-looking statements in this presentation are based on management's current expectations and beliefs and are subject to a number of risks, uncertainties and important factors that may cause actual events or results to differ materially from those expressed or implied by any forward-looking statements contained in this presentation, including, without limitation: the risk the partial clinical hold may or may not be resolved in a timely manner; there may be additional adverse events observed that could impact the extent of the partial clinical hold or Blueprint Medicines' resolution of the partial clinical hold; there may be amendments to the trial protocol that impact the timing of the trial or evaluation of the data; preliminary activity and safety data may not be representative of more mature data; the COVID-19 pandemic may impact Blueprint Medicines' business, operations, strategy, goals and anticipated milestones, including ongoing and planned research and discovery activities, Blueprint Medicines' ability to conduct ongoing and planned clinical trials; the risk of delay of any current or planned clinical trials or the development of Blueprint Medicines' current or future drug candidates; risks related to Blueprint Medicines' ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; preclinical and clinical results for Blueprint Medicines' drug candidates may not support further development of such drug candidates either as monotherapies or in combination with other agents or may impact the anticipated timing of data or regulatory submissions; the timing of the initiation of clinical trials and trial cohorts at clinical trial sites and patient enrollment rates may be delayed or slower than anticipated; actions of regulatory agencies may affect the initiation, timing and progress of clinical trials; risks related to Blueprint Medicines' ability to obtain, maintain and enforce patent and other intellectual property protection for its products and current or future drug candidates it is developing; and the success of Blueprint Medicines' current and future collaborations, financing arrangements, partnerships or licensing arrangements. Any forward-looking statements contained in this presentation represent Blueprint Medicines' views only as of the date hereof and should not be relied upon as representing its views as of any subsequent date. Except as required by law, Blueprint Medicines explicitly disclaims any obligation to update any forward-looking statements contained in this presentation as a result of new information, future events or otherwise. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements.

This presentation also contains estimates, projections and other statistical data made by independent parties and by Blueprint Medicines relating to market size and growth and other data about Blueprint Medicines' industry. These data involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of Blueprint Medicines' future performance and the future performance of the markets in which the company operates are necessarily subject to a high degree of uncertainty and risk.

Blueprint Medicines, AYVAKIT, AYVAKYT and associated logos are trademarks of Blueprint Medicines Corporation.

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Notable accomplishments in 2022 and recent period 4 • Doubled net product revenue YoY • ISM launch readiness preparedness • Positive pivotal data for ISM • FDA and EMA acceptance of ISM regulatory submissions • Expanded targeted protein degradation capabilities • Introduced wild - type KIT program for chronic urticaria • Refined 1L LR strategy for BLU - 945 • Initiated combination cohort • Initiated Phase 1/2 trial for BLU - 451 • Initiated Phase 1/2 trial for BLU - 222 • Completed billion - dollar non - dilutive financing • Ended year with greater than $1B in cash on balance sheet • Announced positive topline 12 - week data for elenestinib SM LEADERSHIP PRECISION AT SCALE R&D STRONG FINANCIAL PROFILE YoY, year - over - year; ISM, indolent systemic mastocytosis ; FDA, U.S. Food and Drug Administration; EMA, European Medicines Agency; 1L, first - line; LR, L858R Not for promotional use

Blueprint 2027: Precision at scale Approved medicines Disease leadership areas Late - stage clinical programs Research platforms Cumulative development candidates 2011 - 2022 2 1 2 1 14 Planned 2022 - 2027 4+ 3+ 4+ 2 25+ 2027 5 Not for promotional use

AYVAKIT update: full year and fourth quarter 2022 performance 6 $21.3 $53.0 $111.0 FY 2020 FY 2021 FY 2022 >2X GLOBAL NET REVENUES ($, MILLIONS) ACHIEVED $30.1M NET REVENUES IN Q4 2022 ANTICIPATE $130 TO $140 MILLION IN AYVAKIT NET PRODUCT REVENUES IN 2023 FOR ADVANCED SM AND GIST ESTIMATED US PATIENTS ON AYVAKIT 328 490 December 2021 December 2022 Source: Blueprint Medicines data on file +49% Not for promotional use

Providers estimate approximately 50 percent of ISM patients need a new therapy 50% 55% 51% 41% 49% 0% 10% 20% 30% 40% 50% 60% 70% Community Hem/Oncs (n=20) Academic Hem/Oncs (n=19) Allergist/Immunologists (n=31) Dermatologists (n=30) Total (n=100) PERCENT OF ISM PATIENTS IN NEED OF A NEW THERAPY Engaging patients to consider a new treatment option Maintaining strong and rapid access to therapy Targeting broader prescriber base and high - volume treaters ISM INITIAL COMMERCIAL LAUNCH FOCUS Source: Blueprint Medicines primary market research conducted September 2022 7 Not for promotional use

HAE: a rare disease trajectory achieving significant value over time

HEREDITARY ANGIOEDEMA

- Rare disorder characterized by anaphylaxis, attacks of swelling
- Treated by allergist immunologists
- New specialty market established with the approval of disease modifying therapies
- Market is continuing to grow, with >35% 3-year growth rate (2019-2021)

~7,500

patients diagnosed and treated in U.S.[1]

~$1.5B

sales of prophylactic therapies in 2021[2]

1 Based on Biocryst Pharmaceutical report on U.S. claims data analyses. 2 Blueprint Medicines analysis of Evaluate Pharma, company 10K data for sales of Cinryze, Takhzyro, Orladeyo, and Haegarda.. HAE, hereditary angioedema.

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AYVAKIT potently and selectively targets KIT D816V to deliver downstream disease impacts that patients and providers care about most 9 Target the disease driver Reduce mast cell burden Impact organs and systems Reduce symptoms Improve quality of life AYVAKIT’s impact highlighted across breadth of data at AAAAI AYVAKIT DEMONSTRATES TOTALITY OF IMPACT ON ISM WHILE MAINTAINING A CLEAN SAFETY PROFILE Not for promotional use

Key anticipated portfolio milestones in 2023

Area	Program	Milestone	Timing
Mast cell disorders	AYVAKIT	Present registrational PIONEER trial data in indolent SM at AAAAI Annual Meeting	Feb 2023
	AYVAKYT	Achieve EMA validation of a type II variation MAA for indolent SM	✓
	AYVAKIT	Achieve FDA approval and initiate U.S. launch in indolent SM	Mid 2023
	Research	Nominate a development candidate targeting wild-type KIT for chronic urticaria	Mid 2023
	Elenestinib	Present Part 1 HARBOR trial data in indolent SM	2H 2023
EGFRm NSCLC	BLU-525	Submit IND to FDA	1H 2023
	BLU-451	Present initial CONCERTO trial dose escalation data in EGFR exon 20 NSCLC	1H 2023
	BLU-945	Provide initial update on SYMPHONY trial expansion in 1L L858R	2H 2023
CDK2 vulnerable cancers	BLU-222	Present initial VELA trial dose escalation data	1H 2023

SM, systemic mastocytosis; AAAAI, American Academy of Allergy, Asthma & Immunology; EMA, European Medicines Agency; MAA, marketing authorization application; FDA, U.S. Food and Drug Administration; IND, investigational new drug

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Strong financial position bolstered by diversity of revenue and growing product revenue 11 Statement of Operations (unaudited) Three Months Ended 12/31/2022 Three Months Ended 12/31/2021 FY Ended 12/31/2022 FY Ended 12/31/2021 Total revenue $38.8M $107.0M $204.0M $180.1M Net product sales Collaboration and license revenue $30.1M $8.7M $20.0M $87.0M $111.0M $93.0M $57.7M $122.4M Cost of sales $4.8M $7.5M $17.8M $17.9M Collaboration loss sharing $1.9M $4.5M $8.9M $7.8M Research & development expense 1 $117.8M $356.9M $477.4M $601.0M Selling, general & admin expense 2 $64.0M $54.2M $237.4M $195.3M Net income (loss) $(158.6)M $(318.7)M $(557.5)M $(644.1)M Balance Sheet (unaudited) 12/31/2022 12/31/2021 Cash, cash equivalents and investments $1,078.5M $1,034.6M 1. Includes stock - based compensation expense of $9.8M and $10.0M in the three months ended 12/31/22 and 12/31/21, respectively, and $40.3M and $39.7M in the full year ended 12/31/22 and 12/31/21, respectively. 2. Includes stock - based compensation expense of $16.4M and $12.7M in the three months ended 12/31/22 and 12/31/21, respectively, and $58.7 and $52.0M in the full year ended 12/31/22 and 12/31/21. Not for promotional use

Full year 2023 financial guidance 12 FY 2022 Actuals FY 2023 Guidance FY 2023 Commentary AYVAKIT Net Product Revenue $111.0M $130M - $140M Moderate growth in AdvSM revenue; additional revenue expected from anticipated ISM launch not included in guidance Existing Collaboration and License Revenue $93.0M $40M - $50M Continued diversity of existing collaboration and license revenue ANTICIPATE ADDITIONAL REVENUE GROWTH DRIVEN BY EXPANSION INTO IS M Not for promotional use

Thank You